UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2015

Conifer Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	001-37536 (Commission File Number)	27-1298795 (IRS Employer Identification No.)

550 West Merrill Street, Suite 200

Birmingham, MI 48009

(Address of Principal Executive Offices)  (Zip Code)

(248) 559-0840

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On November 11, 2015, Conifer Holdings, Inc. (the “Company”) will present additional background information on the Company and on its strategic plan (the “Investor Presentation”) on its conference call/webcast to discuss results for the third quarter and nine months ended September 30, 2015. A copy of the Investor Presentation, which is available on the Company’s website at www.CNFRH.com under the tab “Investor Relations,” is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The information in this Item 7.01 and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly stated by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit 99.1                              Investor Presentation dated November 11, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conifer Holdings, Inc.

By:	/s/ BRIAN J. RONEY
Brian J. Roney
President

Date: November 10, 2015

EXHIBIT INDEX

No.	Description

99.1	Investor Presentation dated November 11, 2015